SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 2)

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Filed by a Party other than the Registrant  [  ]

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[  ]           Definitive Proxy Statement
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[  ]           Soliciting Material Pursuant to Section 240.14a-12

WNC CALIFORNIA HOUSING TAX CREDITS II, L.P.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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WNC California Housing Tax Credits II, L.P.
(the “Partnership”)
17782 Sky Park Circle
Irvine, CA  92614
1-714-662-5565, Extension 600

December 2, 2010

Dear Limited Partners (“Limited Partners”) of the Partnership:

This letter will supplement the information previously provided to you concerning the proposed liquidation of the Partnership in the Consent Solicitation Statement and accompanying information dated November 12, 2010. The Partnership has now received appraisal reports for each of its eight properties. Please see the summary appraisal information set forth in Schedule A hereto.

We are about three weeks into the period for Limited Partners to submit their consent to approve or disapprove the proposed liquidation of the Partnership as outlined in the Consent Solicitation Statement. YOUR VOTE IS VERY IMPORTANT. FAILURE TO VOTE YOUR CONSENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE LIQUIDATION. All Consent Cards must be received by 5:00 p.m. Pacific Time on January 7, 2011. For your convenience we have enclosed another copy of the Consent Card regarding the liquidation. If you have not already done so, please vote by either faxing your Consent Card to WNC Investor Services at 714-708-8498, or mail your Consent Card to WNC Investor Services, 17782 Sky Park Circle, Irvine, CA  92614.

For a complete set of voting instructions please see the “Voting Procedures” section of the Consent Solicitation Statement, which was first sent to you on or about November 12, 2010, or call WNC Investor Services at 1-714-662-5565, ext. 600. All Consent Cards must be received by 5:00 p.m. Pacific Time on January 7, 2011. If the proposed liquidation is approved by the holders of a majority in interest of the Limited Partners, the Partnership will enter its plan of liquidation and begin the orderly liquidation of its remaining assets. If a majority in interest of the Limited Partners do not approve or do not vote for the proposed liquidation, the Partnership will continue to operate.

The General Partner recommends for liquidation of the Partnership. The General Partner makes this recommendation for several reasons, including the following: liquidation of the Partnership may free suspended passive activity losses for certain Limited Partners; the properties owned by the Partnership no longer produce tax credits for the Limited Partners; and the lack of an established trading market for the Limited Partners’ Units limits your ability to liquidate your investment. The liquidation will provide Limited Partners with an opportunity to dispose of their Units, which are not actively traded.

17782 Sky Park Circle • Irvine, CA 92614-6404 • Phone 714/662 5565 • Fax 714/708 8498

For a complete description of the proposed liquidation and reasons for our recommendation in favor of the liquidation, please see the Consent Solicitation Statement dated November 12, 2010, filed as a definitive proxy statement with the Securities and Exchange Commission. The Consent Solicitation Statement may be accessed through the SEC’s website at http://www.sec.gov, and is available in paper form without charge upon written request to WNC Investor Services, 17782 Sky Park Circle, Irvine, CA  92614, or by calling WNC Investor Services, at 1-714-662-5565, ext. 600. If you have any questions or require assistance in completing or submitting your Consent Card, please call WNC Investor Services, at 1-714-662-5565, ext. 600.

Sincerely,
WNC Tax Credit Partners, L.P.,
a California limited partnership,
General Partner

___________________________________________

FORWARD-LOOKING STATEMENTS

This letter and the Consent Solicitation Statement referenced herein contain forward-looking statements. When used in this letter and the Consent Solicitation Statement, the words “may,” “believes,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements; however, not all forward-looking statements will contain such expressions. Such statements are subject to a number of risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements as a result of intervening events and general economic conditions and other factors set forth in this Consent Solicitation Statement. We further caution recipients of this letter and the Consent Solicitation Statement that the discussion of these factors may not be exhaustive. We undertake no obligation to update any forward-looking statements that may be made to reflect any future events or circumstances.

REMINDER: You can vote by fax or mail. Please follow the instructions on the Consent Card included with this letter. If you have any questions, or need assistance in voting your Units, please contact: WNC Investor Services at 1-714-662-5565, ext. 600.

WNC California Housing Tax Credits II, L.P.
17782 Sky Park Circle
Irvine, CA  92614

SCHEDULE A

The Partnership owns interests in eight Apartment Complexes. As of November 30, 2010, the General Partner had obtained and reviewed appraisals for seven of the eight Apartment Complexes, as set forth in the following table. Limited Partners should be aware that appraised values reflect only the opinions of the appraisers and, as such, may not represent the realizable value of the property.

Local Limited Partnership	Apartment Complex	Date of Appraisal	Appraised Value (subject to restricted rents)	Mortgage Debt plus Accrued Interest as of December 31, 2009
				(rounded)
ADI Development Partners, Ltd.	Almond Garden Family Apartments	10.18.10	$620,000	$1,128,000
Bayless Garden Apartment Investors	Bayless Garden Apts.	10.21.10	$500,000	$1,603,000
Orland Associates	Newport Village Apts.	10.21.10	$1,085,000	$1,642,000
Pine Gate Limited Partnership	Pine Gate Apartments	10.28.10	$665,000	$1,377,000
Silver Birch Associates	Silver Birch Apts.	10.20.10	$610,000	$1,280,000
Twin Pines Apartments Associates	Twin Pines Apts.	10.19.10	$230,000	$2,711,000
Yucca-Warren Vista Associates, Ltd.	Warren Vista Apts.	10.18.10	$1,075,000	$2,078.000

Limited Partner’s Name

WNC CALIFORNIA HOUSING TAX CREDITS II, L.P.
17782 Sky Park Circle
Irvine, California 92614

CONSENT CARD

THIS CONSENT IS SOLICITED BY THE GENERAL PARTNER ON BEHALF OF THE PARTNERSHIP

The undersigned, a Limited Partner of WNC California Housing Tax Credits II, L.P. (“Partnership”), and a holder of units of limited partnership interest of the Partnership (“Units”), acting with respect to all such Units held by the undersigned on November 12, 2010, takes the following actions with respect to the proposal of the Partnership:

1.	Proposal to sell all of the Partnership’s assets and dissolve the Partnership pursuant to the proposed Plan of Liquidation and Dissolution.

□  FOR                                           □  AGAINST                                                      □  ABSTAIN

2.	Proposal to authorize the General Partner, in its sole discretion, to elect to extend the period during which Consents of Limited Partners may be solicited and voted.

□  FOR                                           □  AGAINST                                                      □  ABSTAIN

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice for Action by Written Consent and the Consent Solicitation Statement with respect thereto and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 p.m. (Pacific Time), on the earlier of the date on which Limited Partners approve proposal number one, or January 7, 2011, unless the solicitation period is extended by the General Partner in its sole discretion (“Expiration Date”).

Please sign exactly as your name(s) appear(s) on the books of the Partnership. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PLEASE COMPLETE, DATE AND SIGN THIS CONSENT CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE OR FAX IT TO 714-708-8498 PRIOR TO THE EXPIRATION DATE ACCORDING TO THE VOTING PROCEDURES.

This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:  _______________________________________  Date:  ______________

Signature:  _______________________________________  Date:  ______________

CONSENT VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Consent Card in the envelope provided as soon as possible.
- OR -
FACSIMILE - Date, sign and fax your Consent Card to WNC & Associates, Inc., at 714-708-8498.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE,
UNLESS THE SECOND PROPOSAL IS APPROVED AND SUCH DATE AND/OR TIME IS
EXTENDED IN THE SOLE DISCRETION OF THE GENERAL PARTNER.